                                                              Exhibit 10.13(vii)

                            FORT JAMES CORPORATION
                            ----------------------

                           SUPPLEMENTAL-BENEFIT PLAN
                           -------------------------

                Amended and Restated Effective January 1, 1999

                               TABLE OF CONTENTS

                                                                     Page
SECTION I Purpose of the Plan......................................     1

    1.1  Purpose...................................................     1

    1.2  Structure.................................................     1

    1.3  Effect on Prior Plans.....................................     2

SECTION II Eligibility.............................................     2

    2.1  Section 415 Plan..........................................     2

    2.2  Section 401(a)(17) Plan...................................     2

    2.3  Minimum Benefit Plan......................................     2

    2.4  Aggregation of Plans......................................     3

    2.5  Employee Contributions....................................     3

    2.6  Albemarle Service.........................................     4

SECTION III Section 415 Plan.......................................     4

    3.1  Retirement Benefit........................................     4

    3.2  Death Benefit.............................................     4

SECTION IV Section 401(a)(17) Plan.................................     5

    4.1  Retirement Benefit........................................     5

    4.2  Death Benefit.............................................     5

SECTION V Minimum Benefit Plan.....................................     6

    5.1  Retirement Benefit........................................     6

    5.2  Death Benefit.............................................     7

    5.3  Retirement Benefit for CBC Members........................     7

    5.4  Death Benefit for CBC Members.............................     8

    5.5  Retirement Benefit for Early Retirement Participants......     9

    5.6  Death Benefit for Early Retirement Participants...........    10

SECTION VI Computation and Payment of Retirement Benefit...........    10

    6.1  Computation...............................................    10

    6.2  Payment...................................................    12

    6.3  Distribution of Accrued Benefit...........................    13

SECTION VII Computation and Payment of Survivor Benefit............    14

    7.1  Computation...............................................    14

    7.2  Payment...................................................    14

SECTION VIII Administration........................................    15

    8.1  Effective Date, Amendment and Termination.................    15

    8.2  Plan Administrator........................................    15

    8.3  Claims Procedure..........................................    15

SECTION IX Miscellaneous...........................................    17

    9.1  Withholding...............................................    17

    9.2  Rights Under the Plan.....................................    17

    9.3  Effect on Employment and Other Plans......................    17

    9.4  Successors; Governing Law.................................    18

                             FORT JAMES CORPORATION
                             ----------------------

                           SUPPLEMENTAL-BENEFIT PLAN
                           -------------------------

                 Amended and Restated Effective January 1, 1999


                                   SECTION I

                              PURPOSE OF THE PLAN
                              -------------------

     1.1  Purpose.  Fort James Corporation (the "Company") maintains this
          -------
Supplemental Benefit Plan (the "Plan") to provide deferred compensation for certain key employees of the Company and its subsidiaries who are expected to contribute significantly to the growth of the Company and its subsidiaries. The Employee Benefits Committee has approved the amendment and restatement of the Plan and has determined that the benefits to be provided under the Plan are reasonable and appropriate compensation for the services rendered and to be rendered.

     1.2  Structure.  This Plan consists of three separate plans:
          ---------

          (a)  A plan that provides benefits in excess of the limits under
     Section 415 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Section 415 Plan"), as set forth in Section III below;

          (b) A plan for a select group of management or highly compensated employees that provides benefits in excess of the amount of compensation that may be used to determine benefits under 401(a)(17) of the Code (the "Section 401(a)(17) Plan"), as set forth in Section IV below, and

          (c) A plan for a select group of management or highly compensated employees that provides the minimum benefit and certain other benefits described in Section V below (the "Minimum Benefit Plan").

     1.3  Effect on Prior Plans.  This Plan supersedes and replaces the James
          ---------------------
River Corporation of Virginia Supplemental-Benefit Plan and the Crown Zellerbach Corporation Supplemental Salaried Retirement Plan. Those prior plans were merged into this Plan as of the original effective date of this Plan. All benefits payable under the prior plans to persons who retired before January 1, 1989 shall continue to be paid by James River according to the terms of the prior plans.

                                  SECTION II

                                  ELIGIBILITY
                                  -----------

     2.1  Section 415 Plan.  All salaried employees of the Company and its
          ----------------
subsidiaries who are participants in the Fort James Pension Plan for Salaried and Other Non-Bargaining Unit Employees, as in effect from time to time (the "Salaried Retirement Plan") or the Fort James Retirement Plan (formerly the James River II, Inc. Retirement Plan), as in effect from time to time and known as the "JR II Plan" (the "JRII Plan"), and whose retirement benefits under the Salaried Retirement Plan or the JRII Plan are actually limited by the limits of
Section 415 of the Code shall be Participants in the Section 415 Plan.

     2.2  Section 401(a)(17) Plan.  Each salaried employee of the Company or a
          -----------------------
subsidiary who receives compensation from the Company and its subsidiaries in excess of the compensation limit under Section 401(a)(17) of the Code shall be a Participant in the Section 401(a)(17) Plan.

     2.3  Minimum Benefit Plan.  Participation in the Minimum Benefit Plan shall
          --------------------
be determined as follows:

          (a)  Each salaried employee of the Company or a subsidiary who:

               (i) was a participant in the Salaried Retirement Plan on December 31, 1988,

               (ii) had annual compensation from the Company and its subsidiaries for the 1988 calendar year of more than $90,000, and

               (iii) has attained age 55 as of December 31, 1988 shall be a Participant in the Minimum Benefit Plan. The term "compensation" shall have the meaning given that term under the Salaried Retirement Plan as of December 31, 1988. Attached as Exhibit A is a list of the Participants in the Minimum Benefit Plan as of December 31, 1988.

          (b) The senior executive officers of the Company and its subsidiaries who are members of the Company's Corporate Business Council ("CBC Members") as of March 1, 1994 or as of any date thereafter shall be Participants in the Minimum Benefit Plan and shall be entitled to receive benefits as described in Sections 5.3 and 5.4.

          (c) Those Participants in the Salaried Retirement Plan who have elected to receive an enhanced early retirement benefit pursuant to Section 4 of Appendix 14 of the Salaried Retirement Plan, all or part of which will not be paid from the Salaried Retirement Plan ("Early Retirement Participants"), shall be participants in the Minimum Benefit Plan for purposes of the benefits described in Sections 5.5 and 5.6.

     2.4  Aggregation of Plans.  If a Participant or Beneficiary is eligible to
          --------------------
receive benefits under the Section 415 Plan, the Section 401(a)(17) Plan and the Minimum Benefit Plan (or any combination of the three), then the provisions of the Section 415 Plan, the Section 401(a)(17) Plan and the Minimum Benefit Plan shall be combined to determine the amount of the benefit payable under this Plan. In addition, all benefits described in the Plan are subject to the provisions of Section 6.3. Notwithstanding anything in the Plan to the contrary, there shall be no duplication of benefits under this Plan.

     2.5  Employee Contributions.  If a Participant is not permitted to make
          ----------------------
employee contributions to the Salaried Retirement Plan or any Other Plan (as defined in Section 3.1(a)) with respect to his annual compensation in excess of the compensation limit under Section 401(a)(17) of the Code, his benefit under this Plan will be determined as if the Participant had continued to make contributions to the Salaried Retirement Plan or any Other Plan with respect to his compensation above that limit.

     2.6  Albemarle Service.  For purposes of determining the amount of a
          -----------------
Participant's or Beneficiary's benefits under the Section 415 Plan, the Section 401(a)(17) Plan, and the Minimum Benefit Plan, the Participant's annual retirement benefit that would have been paid under the Salaried Retirement Plan shall be determined by taking into account all of the Participant's years of service with Albemarle Paper Manufacturing Company, even if those years of service are not otherwise taken into account under the terms of the Salaried Retirement Plan.

                                  SECTION III

                               SECTION 415 PLAN
                               ----------------

     3.1  Retirement Benefit.  If a Participant in the Section 415 Plan begins
          ------------------
receiving an annual retirement benefit from the Salaried Retirement Plan or the JRII Plan, the Participant shall receive an annual supplemental benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual retirement benefit that would have been paid from the Salaried Retirement Plan, the JRII Plan and any other tax-qualified defined benefit pension plans maintained by the Company or a subsidiary ("Other Plans") had the Participant's benefit not been limited by the limits of
     Section 415 of the Code,

                                  REDUCED BY

          (b) The total annual retirement benefit that is payable to the Participant under the Salaried Retirement Plan, the JRII Plan and the Other Plans.

     3.2  Death Benefit.  If a Participant in the Section 415 Plan dies before
          -------------
benefits have begun to be paid to the Participant under this Plan, the Salaried Retirement Plan or the JRII Plan, and at a time when a survivor annuity is payable to his Beneficiary (as defined below) under the Salaried Retirement Plan or the JRII Plan, the Participant's Beneficiary will be entitled to receive an annual supplemental survivor benefit equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Salaried Retirement Plan, the JRII Plan and any Other Plans had the Beneficiary's benefit not been limited by the limits of
     Section 415 of the Code,

                                  REDUCED BY

          (b) The total annual benefit that is payable to the Beneficiary (and any other beneficiaries) under the Salaried Retirement Plan, the JRII Plan and the Other Plans. A Participant's Beneficiary is the person (if any) who actually receives a survivor annuity from the Salaried Retirement Plan (or, if there is none, the JRII Plan) on account of the Participant's death.

                                  SECTION IV

                            SECTION 401(A)(17) PLAN
                            -----------------------

     4.1  Retirement Benefit.  If a Participant in the Section 401(a)(17) Plan
          ------------------
begins receiving an annual retirement benefit from the Salaried Retirement Plan or the JRII Plan, the Participant shall receive an annual supplemental benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual retirement benefit that would have been paid from the Salaried Retirement Plan, the JRII Plan and any Other Plans had the Participant's benefit not been limited by the limits of Section 401(a)(17) of the Code,

                                  REDUCED BY

          (b) The total annual retirement benefit that is payable to the Participant under the Salaried Retirement Plan, the JRII Plan and the Other Plans.

     4.2  Death Benefit.  If a Participant in the Section 401(a)(17) Plan dies
          -------------
before benefits have begun to be paid to the Participant under this Plan, the Salaried Retirement Plan or the JRII Plan, and at a time when a survivor annuity is payable to his Beneficiary under the Salaried Retirement Plan or the JRII Plan, the Participant's surviving spouse will be entitled to receive an annual supplemental survivor benefit equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Salaried Retirement Plan, the JRII Plan and any Other Plans had the Beneficiary's benefit not been limited by the limits of
     Section 401(a)(17) of the Code,

                                  REDUCED BY

          (b) The total annual benefit that is payable to the Beneficiary (and any other beneficiaries) under the Salaried Retirement Plan, the JRII Plan and the Other Plans.

                                   SECTION V

                             MINIMUM BENEFIT PLAN
                             --------------------

     5.1  Retirement Benefit.  If a Participant in the Minimum Benefit Plan
          ------------------
begins receiving a retirement benefit from the Salaried Retirement Plan or the JRII Plan, the Participant shall receive an annual supplemental benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual retirement benefit that would have been paid from the Salaried Retirement Plan, the JRII Plan and any Other Plans had the benefit formula in effect under the Salaried Retirement Plan as of December 31, 1988 continued to be in effect under the Salaried Retirement Plan as of the date of the Participant's retirement or other termination of employment and had the Participant's benefit not been limited by the limits of Section 415 and Section 401(a)(17) of the Code,

                                  REDUCED BY

          (b) The sum of (i) the total annual retirement benefit that is payable to the Participant under the Salaried Retirement Plan, the JRII Plan and the Other

     Plans, plus (ii) the annual supplemental benefit (if any) that is payable to the Participant under the Section 415 Plan and the Section 401 (a) (17) Plan.

     5.2  Death Benefit.  If a Participant in the Minimum Benefit Plan dies
          -------------
before benefits have begun to be paid to the Participant under this Plan, the Salaried Retirement Plan or the JRII Plan, and at a time when a survivor annuity is payable to his Beneficiary under the Salaried Retirement Plan or the JRII Plan, the Participant's Beneficiary will be entitled to receive an annual supplemental survivor benefit equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Salaried Retirement Plan, the JRII Plan and any Other Plans had the benefit formula in effect under the Salaried Retirement Plan as of December 31, 1988 continued to be in effect as of the date of the Participant's death and had the Beneficiary's benefit not been limited by the limits of Section 415 and Section 401(a)(17) of the Code,

                                  REDUCED BY

          (b) The sum of (i) the total annual benefit that is payable to the Beneficiary (and any other beneficiaries) under the Salaried Retirement Plan, the JRII Plan and the Other Plans, plus (ii) the annual benefit that is payable to the Beneficiary under the Section 415 Plan and the Section 401 (a) (17) Plan.

     5.3  Retirement Benefit for CBC Members.  If a Participant in the Minimum
          ----------------------------------
Benefit Plan who is a CBC Member begins receiving a retirement benefit from the Salaried Retirement Plan, the Participant shall receive an annual supplemental benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual retirement benefit that would have been paid from the Salaried Retirement Plan, pursuant to the formula in Section 5.1(a)(A) of the Salaried Retirement Plan and without regard to the limits of Sections 415 and 401(a)(17) of the Code, had the Participant's Service with a Predecessor Company

     (as defined below) been taken into account for purposes of computing the Participant's benefit under the Salaried Retirement Plan,

                                  REDUCED BY

          (b) The sum of (i) the total annual retirement benefit that is payable to the Participant under the Salaried Retirement Plan, the JRII Plan and the Other Plans, (ii) the annual supplemental benefit (if any) that is payable to the Participant under the Section 415 Plan, the Section 401(a)(17) Plan and the other provisions of the Minimum Benefit Plan, plus
     (iii) the total annual retirement benefit that is payable to the Participant from the Company, a subsidiary, a Predecessor Company, or another employer pursuant to a defined benefit plan or agreement (collectively "Other Sources") with respect to the Participant's Service with a Predecessor Company.

A "Predecessor Company" is a corporation whose stock or assets were acquired by the Company or a subsidiary by purchase, merger or a similar transaction, if the Participant was employed by the Predecessor Company at the time of the acquisition. A Participant's Service with a Predecessor Company will be computed in the same manner as benefit accrual service is computed for purposes of the Salaried Retirement Plan and will be determined as if the Participant had made contributions to the Salaried Retirement Plan with respect to his period of Service with the Predecessor Company.

     5.4  Death Benefit for CBC Members.  If a Participant in the Minimum
          -----------------------------
Benefit Plan who is a CBC Member dies before benefits have begun to be paid to the Participant under the Salaried Retirement Plan and at a time when a survivor annuity is payable to his Beneficiary under the Salaried Retirement Plan, the Participant's Beneficiary will be entitled to receive an annual supplemental survivor benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Salaried Retirement Plan, pursuant to the formula in
     Section 5.1(a)(A) of the Salaried Retirement Plan and without regard to the limits of Sections 415 and 401(a)(17) of the Code, had the Participant's Service with a

     Predecessor Company been taken into account for purposes of computing the Participant's benefit under the Salaried Retirement Plan,

                                   REDUCED BY

          (b) The sum of (i) the total annual benefit that is payable to the Beneficiary (and any other beneficiaries) under the Salaried Retirement Plan, the JRII Plan and the Other Plans, (ii) the annual benefit that is payable to the Beneficiary under the Section 415 Plan, the Section 401(a)(17) Plan, and the other provisions of the Minimum Benefit Plan, plus
     (iii) the total annual survivor benefit that is payable to the Beneficiary (and any other beneficiaries) from Other Sources with respect to the Participant's Service with a Predecessor Company.

     5.5  Retirement Benefit for Early Retirement Participants.  An Early
          ----------------------------------------------------
Retirement Participant shall receive an annual supplemental benefit under this Plan equal to the amount determined as follows:

          (a) The enhanced early retirement benefit that would have been paid from the Salaried Retirement Plan, pursuant to the applicable formula under
     Section 5.12 of the Salaried Retirement Plan and without regard to the limits of Section 415 and 401(a)(17) of the Code, if the Early Retirement Participant had not been a "highly compensated employee" within the meaning of Section 414(q) of the Code as of the first day of the applicable window period,

                                   REDUCED BY

          (b) The sum of (i) the total annual retirement benefit (including any enhanced benefits) that is payable to the Early Retirement Participant under the Salaried Retirement Plan, the JR II Plan and the Other Plans,
     (ii) the annual supplemental benefit (if any) that is payable to the Early Retirement Participant under the Section 415 Plan, the Section 401(a)(17) Plan and the other provisions of the Minimum Benefit Plan, plus (iii) the total annual retirement benefit (if any) that is payable to the Early Retirement Participant from Other Sources (as defined in Section 5.3(b) of this Plan) with respect to the Early Retirement Participant's Service with a Predecessor Company.

     5.6  Death Benefit for Early Retirement Participants.  If an Early
          -----------------------------------------------
Retirement Participant dies before benefits have begun to be paid to the Early Retirement Participant under the Salaried Retirement Plan and at a time when a survivor annuity is payable to his Beneficiary under the Salaried Retirement Plan, the Early Retirement Participant's Beneficiary will be entitled to receive an annual supplemental survivor benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Salaried Retirement Plan, pursuant to the applicable formula under Section 5.12 of the Salaried Retirement Plan and without regard to the limits of Sections 415 and 401(a)(17) of the Code, if the Early Retirement Participant had not been a "highly compensated employee,, within the meaning of Section 414(q) of the Code as of the first day of the applicable window period,

                                   REDUCED BY

          (b) The sum of (i) the total annual benefit (if any) that is payable to the Beneficiary under the Salaried Retirement Plan, the James River II Plan and the Other Plans, (ii) the annual benefit (if any) that is payable to the Beneficiary under the Section 415 Plan, the Section 401(a)(17) Plan, and the other provisions of the Minimum Benefit Plan, plus (iii) the total annual survivor benefit (if any) that is payable to the Beneficiary (and any other beneficiaries) from other Sources with respect to the Participant's Service with a Predecessor Company.

                                  SECTION VI

                 COMPUTATION AND PAYMENT OF RETIREMENT BENEFIT
                 ---------------------------------------------

     6.1  Computation.
          -----------

          (a) The amount of the annual supplemental retirement benefit described in Sections III, IV and V above will initially be determined by assuming that the benefits payable under this Plan, the Salaried Retirement Plan, the JRII Plan and the Other Plans are all paid in the form of a single life annuity payable for the Participant's lifetime, beginning on the date on which payments actually begin to be made to the Participant from the Salaried Retirement Plan (or, if there are none, the JRII Plan), and ending at the Participant's death. The actuarial assumptions used for purposes of the Salaried Retirement Plan will be used to determine the amount of benefits payable under this Plan, the Salaried Retirement Plan, the JRII Plan and the Other Plans for purposes of this Plan.

          (b) If an Early Retirement Participant's annual supplemental benefit under Section 5.5 of this Plan will commence prior to the date on which payment of his benefits under the Salaried Retirement Plan will commence, that portion of his annual supplemental benefit described in Section 5.5 will be computed based on the assumptions contained in subsection (a) above, except that the assumed form of payment will be a single life annuity payable for the Early Retirement Participant's lifetime, beginning on the date on which payments actually begins to be made to the Early Retirement Participant under this Plan, and ending at the Early Retirement Participant's death.

          (c) Effective for supplemental benefits commencing on or after January 1, 1999, payment may be made, in the sole discretion of the Employee Benefits Committee, in the form of a single lump sum equal to the actuarial equivalent of the annual retirement payments described in Sections III, IV and V as if paid in the form of a single life annuity described in subsections (a) and (b) above. The actuarially equivalent lump sum will be calculated using the actuarial assumptions set forth in the Salaried Retirement Plan. The provisions of this Section 6.1(c) supersede any contrary provisions of the Plan, including, without limitation, the references to annual benefits described in Sections III, IV and V to the extent such provisions would require periodic payments.

          (d) Participants in the Plan may also have separate written employment agreements that grant additional credits for service and compensation in order to provide enhanced early retirement benefits, additional benefits as a result of a termination of employment due to a change in control or for other reasons. The calculation of the supplemental retirement benefit under the Plan will include all such additional service and compensation credits when applied to the benefit formula under the Salaried Retirement Plan, JR II Plan or Other Plan (any or all of which a "tax-qualified plan"), whichever plan applies. Notwithstanding the preceding sentence, the amount of the offset for benefits payable under Sections III, IV and V shall be determined only in accordance with the terms of the applicable tax-qualified plan and shall not include such additional service credits. The credits for service and compensation provided under this subsection (d) shall be construed as discharging the Company's obligations under such written employment agreements and shall not be construed as duplicating such credits.

          (e) In determining the amount of supplemental benefits under the Plan, the offsets for tax-qualified plan benefits payable under the Salaried Retirement Plan, JR II Plan or Other Plan as described in Sections III, IV and V shall be calculated without regard to any transaction-related benefits or supplements payable under such tax-qualified plans as a result of a participant's separation from service in connection with the sale of the Company to Georgia Pacific Corporation.

     6.2  Payment.
          -------

          (a) A Participant's supplemental retirement benefit under this Plan will be paid in the normal form of payment of benefits for the Participant under the Salaried Retirement Plan, unless the Company determines in its sole discretion that the supplemental benefit shall be paid in another form available under the Salaried Retirement Plan, or as in immediate lump sum and except as provided in Section 6.3. If the benefit is to be paid in a form other than the single life annuity form described above, the annual supplemental retirement benefit described in Sections III, IV and V will be actuarially adjusted, using the actuarial assumptions then in effect under the Salaried Retirement Plan.

          (b) Notwithstanding the foregoing, an Early Retirement Participant's benefit under Section 5.5 of this Plan will begin to be paid as of the date elected by the Early Retirement Participant.

          (c) Effective for supplemental benefits commencing on or after August 1, 2000 payment will not be available in a form other than a single lump sum. Such lump sum will be paid as soon as is practicable and without regard to whether payments have been made or commenced under the Salaried Retirement Plan, JR II Plan or Other Plan. The amount of the lump sum is determined under Section 6.1(c). This subsection 6.2(c) supersedes any contrary provisions of subsections 6.2(a) and (b) and any other contrary provisions of the Plan including, without limitation, the references to annual benefits contained in Sections III, IV and V to the extent that such provisions would require periodic payments.

     6.3  Distribution of Accrued Benefit.
          -------------------------------

          (a) Notwithstanding anything in the Plan to the contrary, the Company may distribute, or cause to be distributed, to a Participant (or, after his death, to his Beneficiary) the accrued benefit of the Participant (or Beneficiary) under the Plan as of a specified date. The distribution may be made at any time deemed appropriate by the Company. The benefit may be distributed in cash or in kind (including without limitation distribution of one or more annuity contracts). The Company shall indicate in writing that the distribution is intended to be a distribution of the Participant's (or Beneficiary's) accrued benefit under the Plan. The Company may take into account the tax consequences of the distribution when computing the amount to be distributed under this Section 6.3.

          (b) In the event of a distribution under this Section 6.3, the accrued benefit of the Participant (or Beneficiary) under the Plan shall be reduced by the accrued benefit distributed, and the Company shall have no further liability with respect to the benefit distributed. The Company will reduce any benefit otherwise payable under this Plan by the accrued benefit distributed under this Section 6.3. To the extent that a distribution is made in a lump sum cash payment, the actuarial assumptions then in effect under the Salaried Retirement Plan shall be used to determine the present value of the Participant's (or Beneficiary's) accrued benefit under this Plan.

(c) The Company will have sole discretion to determine when and if a distribution is to be made under this Section 6.3, and to determine the amount of any distribution, and no Participant or Beneficiary shall have any right to receive a distribution under this Section 6.3.

                                  SECTION VII

                  COMPUTATION AND PAYMENT OF SURVIVOR BENEFIT
                  -------------------------------------------

     7.1  Computation.  The supplemental survivor benefit described in Sections
          -----------
III, IV and V above will be computed as if the survivor benefits under this Plan, the Salaried Retirement Plan, the JRII Plan and the Other Plans were paid in an annuity for the lifetime of the Beneficiary, beginning on the date on which the Beneficiary's benefits commence under the Salaried Retirement Plan (or, if there are none, the JRII Plan). The actuarial assumptions used for purposes of the Salaried Retirement Plan will be used to determine the benefits payable under this Plan, the Salaried Retirement Plan, the JRII Plan and the Other Plans for purposes of this Plan.

     7.2  Payment.  For benefit payments commencing prior to August 1, 2000,
          -------
except as provided in Section 6.3, the supplemental survivor benefit will be paid to the Beneficiary annually (or more frequently, if the Company so chooses) for the lifetime of the Beneficiary, commencing at the time the Beneficiary's benefits commence under the Salaried Retirement Plan (or, if there are none, the JRII Plan), and the benefit will be paid in cash. Effective for benefit payments commencing on or after August 1, 2000, supplemental survivor benefits will be payable in the form of a single lump sum that is actuarially equivalent to the benefit calculated in Section 7.1 and paid as described in the preceding sentence. Actuarial equivalence will be determined using the interest rate and mortality assumptions set forth in the Salaried Retirement Plan.

                                 SECTION VIII

                                ADMINISTRATION
                                --------------

     8.1  Effective Date, Amendment and Termination.  The Plan was originally
          -----------------------------------------
effective as of January 1, 1989, and was amended and restated effective as of June 1, 1991 and again as of June 1, 1995. The Employee Benefits Committee of the Company may amend or terminate the Plan at any time; provided, however, that no amendment or termination of the Plan shall reduce a Participant's accrued benefit under the Plan as of the date of the amendment or termination. For this purpose, a Participant's accrued benefit under the Plan shall be computed based on the formulas in this Plan and his accrued benefits under the Salaried Retirement Plan, the JRII Plan and any Other Plans as of the date of the computation.

     8.2  Plan Administrator.  The Plan will be administered by the Employee
          ------------------
Benefits Committee, whose members are appointed by the Board of Directors. However, no person who is a Participant in this Plan may be appointed to administer the Plan. The decisions of the Plan administrator shall be final and binding on all persons. The Plan Administrator will have the express discretionary authority to interpret and administer the Plan, to make all decisions with respect to eligibility for and amount of benefits, and to make all decisions with respect to the interpretation and administration of the Plan. The Plan Administrator is authorized to make such estimates and assumptions with respect to the computation of benefits as it may deem appropriate.

     8.3  Claims Procedure.  Each Participant or Beneficiary of a deceased
          ----------------
Participant shall be entitled to file with the Plan administrator a written claim for benefits under the Plan. The Plan administrator will review the claim, and, if the claim is denied, in whole or in part, the Plan administrator will furnish the claimant, within 90 days after the Plan administrator's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

          (a)  Specific reasons for the denial.

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

          (b) Specific reference to the pertinent Plan provisions on which the denial is based.

          (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

          (d) An explanation of the claims review procedure. The claimant may request a review of the claim by an appeals committee appointed by the Employee Benefits Committee. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his claim. The appeals committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

          (e) Permit the claimant to review any documents that are pertinent to the claim,

          (f) Permit the claimant to submit to the committee issues and comments and writing, and

          (g) Afford the claimant an opportunity to meet with a quorum of the appeals committee as part of the review procedure.

     The appeals committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.

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

                                  SECTION IX

                                 MISCELLANEOUS
                                 -------------

     9.1  Withholding.  All benefits payable under this Plan will be reduced by
          -----------
any amounts that are required to be withheld on account of income or payroll tax withholding or other reasons.

     9.2  Rights Under the Plan.  This Plan is an unfunded deferred compensation
          ---------------------
plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant or Beneficiary any proprietary interest in the Company or any of its assets. Benefits under the Plan shall be payable from the general assets of the Company. No trust fund may be created in connection with the Plan (other than a trust that, under applicable law, does not affect the characterization of this Plan as an unfunded plan), and there shall be no required funding of amounts that may become payable under the Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Company. The interest of a Participant and his spouse in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of their creditors.

     9.3  Effect on Employment and Other Plans.  The Plan will not affect the
          ------------------------------------
right of the Company or a subsidiary to terminate an employee's employment at any time. Benefits payable under the Plan will not be considered compensation for purposes of other retirement or benefit plans maintained by the Company or a subsidiary.

     9.4  Successors; Governing Law.  The Plan is binding on the Company and its
          -------------------------
successors and assigns and on Participants and their Beneficiaries, successors, estates, and distributees. The Plan will be administered according to the laws of the State of Illinois.

          WITNESS the following signature as of ________________________ 2000.

                                             EMPLOYEE BENEFITS COMMITTEE

                                             By: /s/
                                                 ------------------------------

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